UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 1999

                        WATERFORD GAMING FINANCE CORP.
                      -----------------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware           333-17795-01        06-1485836
         ------------------     ----------------   ----------------
          (State or other       (Commission file   (I.R.S. employer
           jurisdiction of       number)            identification
           incorporation                            or number)
           organization)

               914 Hartford Turnpike
                   P.O. Box 715
                   Waterford, CT                       06385
      ---------------------------------------       -----------
      (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its quarterly report on Form 10-Q for the quarter ended December 31, 1998, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-Q, Securities and Exchange Commission file reference no. 033-80655.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WATERFORD GAMING FINANCE CORP.


Date: February 10, 1999                  By:/s/Len Wolman
                                            Len Wolman, Chief Executive Officer